Exhibit 32.1
                                                                    ------------

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

            In connection with the Quarterly Report on Form 10-Q of Able Laboratories, Inc. (the "Company") for the quarter ended June 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned Chief Executive Officer and Chief Financial Officer of the Company certify, to the best knowledge and belief of each signatory, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                             /s/Dhananjay G. Wadekar
                                             -----------------------------------
                                             Dhananjay G. Wadekar
                                             Chief Executive Officer
                                             (Principal Executive Officer)


                                             /s/Robert Weinstein
                                             -----------------------------------
                                             Robert Weinstein
                                             Chief Financial Officer
                                             (Principal Financial Officer)

Date:       August 6, 2004